Exhibit 10(p)

                                 AMENDMENT NO. 5
                      TO THE MCI COMMUNICATIONS CORPORATION
                                STOCK OPTION PLAN


     The MCI Communications Corporation Stock Option Plan is hereby amended, effective November 1, 1996, in the following respects:

     1. The Amendment No. 4 to the MCI Communications Corporation Stock Option Plan shall become effective upon the closing of the proposed merger between British Telecommunications plc, MCI Communications Corporation and Tadworth Corporation (the "Merger") for options granted prior to November 1, 1996.

     2. The corporation is hereby delegated authority and discretion to accord the benefits of Amendment No. 4. to employees who terminate employment prior to the close of the Merger.

     IN  WITNESS  WHEREOF,  MCI  COMMUNICATIONS   CORPORATION  has  caused  this
Amendment No. 5 to be executed and attested by its duly authorized officers and its corporate seal to be affixed hereto this 10th day of March, 1997.

                                         MCI COMMUNICATIONS CORPORATION


                                       By:  /s/ Bert C. Roberts, Jr.
                                         ----------------------------------
                                                Bert C. Roberts, Jr.
                                                   Chairman

ATTEST:


 /s/ C. Bolton-Smith, Jr.
---------------------------------
C. Bolton-Smith, Jr.
Secretary